UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[ ]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                            UPSTREAM BIOSCIENCES INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

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    paid  previously.  Identify the previous  filing by  registration  statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid:
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
                            UPSTREAM BIOSCIENCES INC.
                       Three Sugar Creek Center, Suite 100
                              Sugar Land, TX 77478

                         CONSENT SOLICITATION STATEMENT

To Our Stockholders:

The board of directors of UPSTREAM BIOSCIENCES INC. ("we," "us," "our," or "our company") is soliciting your consent on behalf of our company to approve the following proposals, which have been approved by our board of directors subject to shareholder approval:

     1.   To elect Charles El-Moussa as the sole director of our company;

     2. To approve the appointment of Dale Matheson Carr-Hilton Labonte LLP as our independent registered public accounting firm; and

     3.   To approve a 35-for-1 reverse split of shares of our common stock.

          (collectively, the "PROPOSALS")

We are soliciting your approval of the Proposals by written consent in lieu of a meeting of stockholders because our board of directors believes that it is in the best interests of our company and our stockholders to solicit such approval in the most cost effective manner. A written consent form is enclosed for your use.

This consent solicitation statement and enclosed written consent form is being sent to our stockholders on or about ____________, 2012. Our board of directors has fixed the close of business on ____________, 2012 as the record date (the "RECORD DATE") for determination of our stockholders entitled to give written consent. Only the stockholders of record on the Record Date are entitled to give the written consents for the Proposals.

The written consent of stockholders representing a majority of the voting power of our outstanding common stock as of the Record Date is required to approve the Proposals.

Your consent is important regardless of the number of shares of stock that you hold. Although our board of directors has approved the Proposals, the Proposals require the approval by the vote of stockholders holding a majority of the voting power of our outstanding common stock as of the Record Date.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU CONSENT TO THE PROPOSALS. THE PROPOSALS WILL BE APPROVED WHEN WE HAVE RECEIVED CONSENTS TO THE PROPOSALS FROM OUR STOCKHOLDERS REPRESENTING A MAJORITY OF THE VOTING POWER OF OUR OUTSTANDING COMMON STOCK. IF YOU APPROVE THE PROPOSALS, PLEASE MARK THE ENCLOSED WRITTEN CONSENT FORM TO VOTE "FOR" THE PROPOSALS, AND COMPLETE, DATE, SIGN, AND RETURN YOUR WRITTEN CONSENT TO US.

Please mail or fax the enclosed written consent to us no later than ______ __, 2012 at:

Upstream Biosciences Inc.
Three Sugar Creek Center, Suite 100
Sugar Land, TX 77478
Fax: (281) 342-9994

            Important Notice Regarding the Availability of Materials
                          for This Consent Solicitation

This consent solicitation statement and the written consent form are available at www.upstreambio.us.

                         Expense of Consent Solicitation

We will pay for the expense of soliciting the written consents and the cost of preparing, assembling and mailing material in connection therewith. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to the beneficial owners. We may reimburse persons representing beneficial owners of our common stock for their costs of forwarding solicitation materials to the beneficial owners. Original solicitation of written consents by mail may be supplemented by telephone, facsimile, other approved electronic media or personal solicitation by our director, officer, or regular employees. These individuals will receive no additional compensation for such services.

                       Voting; Record Date; Vote Required

Our board of directors has fixed the close of business on ____________, 2012 as the record date (the "RECORD DATE") for determination of our stockholders entitled to give written consents. If you were a stockholder of record on the Record Date, you are entitled to give written consent to the Proposals. Only stockholders of record of our common stock on the Record Date will be entitled to consent to the Proposals and each share of our common stock is entitled to one vote on the Proposals.

If your shares are registered directly in your name with our transfer agent, Nevada Agency and Transfer Company, then you are a stockholder of record with respect to those shares. If your shares are held in a stock brokerage account or by a bank, or other nominee, then the broker, bank, or other nominee is the stockholder of record with respect to those shares. However, you still are the beneficial owner of those shares, and your shares are said to be held in "street name." Street name holders generally cannot send their written consents directly and must instead inquire the broker, bank, or other nominee about how to send their written consents and follow the instructions given.

As of the Record Date, ____________ shares of our common stock were issued and outstanding and, therefore, a total of ____________ votes are entitled to be given by written consents.

The Proposals will be approved by our stockholders if we receive the written consent of our stockholders representing a majority of the voting power of our outstanding common stock as of the Record Date, or written consents representing at least ____________ shares of our common stock.

A written consent form that has been signed, dated and delivered to us with the "For" box checked will constitute consent for the Proposals. A written consent form that has been signed, dated and delivered to us with the "Against" or "Abstain" boxes checked or without any of the boxes checked will be counted as a vote against the Proposals.

Consents, once dated, signed and delivered to us, will remain effective unless and until revoked by written notice of revocation dated, signed and delivered to us before the time that we have received written consents of our stockholders representing a majority of the voting power of our outstanding common stock as of the Record Date. Please send your notice of revocation via same facsimile number or by the same mailing address that you would send your written consent, as disclosed elsewhere in this consent solicitation statement.

The approval of our stockholders of the Proposals is effective when we receive the written consents to the Proposals from our stockholders representing a majority of the voting power of our outstanding common stock as of the Record Date.

Please complete, date, sign, and return the enclosed written consent form via facsimile to (281) 342-9994 or by mail to the following address:

                            Upstream Biosciences Inc.
                       Three Sugar Creek Center, Suite 100
                              Sugar Land, TX 77478

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

Our board of directors has nominated the persons named below as candidates for directors. Unless otherwise directed, the proxy holder will vote the proxies received by him for the nominees named below.

Our directors hold office until the next annual and special meeting or until their successors have been elected and qualified, or until they resign or are removed.

Our board of directors recommends that you vote FOR these nominees.

NOMINEES
                     Positions Held                             Date First
Name                with Our Company            Age         Elected or Appointed
----                ----------------            ---         --------------------
Charles         Chief Executive Officer,        40           February 15, 2012
El-Moussa       Chief Financial Officer,
                President, Secretary,
                Treasurer and Director

BUSINESS EXPERIENCE OF NOMINEES

The following is a brief account of the education and business experience of the nominees during at least the past five years, indicating their principal occupation during the period, and the name and principal business of the organization by which they were employed.

CHARLES EL-MOUSSA, CHIEF EXECUTIVE OFFICER, CHIEF FINANCIAL OFFICER, PRESIDENT, SECRETARY, TREASURER AND DIRECTOR

Mr. El-Moussa is currently general counsel and chief operation officer of Remax, Texas where he directs and oversees all legal and corporate franchise operations including franchise sales, broker services, corporate development and sponsorship, advertising, marketing, charities promotions and information technology. Mr. El-Moussa also held the position of Corporate Fuel Marketing Manager of Universal Weather & Aviation, in Houston, Texas where he managed the marketing of a $200 million global fuel card program, managed direct relationships with fortune 500 clients, fixed base operators and fuel suppliers worldwide, coordinated the design and implementation of the fuel department's automated web page, spearheaded the development of the department's in-house automation project and analyzed fuel sales profitability and productivity.

Mr. El-Moussa obtained his B.B.A at the University of St. Thomas in Houston and his J.D. at the South Texas College of Law in Houston.

We believe Mr. El-Moussa is qualified to serve on our board of directors because of his extensive knowledge of our company's history and current operations.

FAMILY RELATIONSHIPS

There are no family relationships between any director or executive officer.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

We know of no material proceedings in which any of our directors, officers or affiliates, or any registered or beneficial stockholder is a party adverse to our company or any of our subsidiaries or has a material interest adverse to our company or any of our subsidiaries.

Except as disclosed below, our directors and executive officers have not been involved in any of the following events during the past ten years:

     1. any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

     2. any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

     3. being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

     4. being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

     5. being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:
          (i) any federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

     6. being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

On February 5, 2010, the British Columbia Securities Commission (the "BCSC") issued a cease trade order against our company in British Columbia prohibiting the trading in the securities of our company, as we had not filed our comparative annual financial statements, management's discussion and analysis and annual information form for the period ended September 30, 2009. Our company was deemed by the BCSC to be a reporting issuer under BCI 51-509 ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKETS. We filed the required reports and on June 11, 2012, the BCSC revoked the cease trade order.

CORPORATE GOVERNANCE

MEETINGS

We currently have one director, Charles El-Moussa. As such, we did not have any board meetings for the year ended September 30, 2011.

COMMITTEES OF THE BOARD OF DIRECTORS

AUDIT COMMITTEE

Charles El-Moussa is the sole member of our audit committee. Charles El-Moussa is not independent as defined by Rule 4200(a)(15) of the Nasdaq Marketplace Rules. Our audit committee undertakes an independent review of our company's financial statements, and meets with management to determine the adequacy of internal controls and other financial reporting matters.

AUDIT COMMITTEE FINANCIAL EXPERT

Our board of directors has determined that it does not have an audit committee member that qualifies as an "audit committee financial expert" as defined in
Item 407(d)(5)(ii) of Regulation S-K. We believe that the sole audit committee member is capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. In addition, we believe that retaining an independent director who would qualify as an "audit committee financial expert" would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development and the fact that we have not generated revenues to date.

The audit committee acts in accordance with our Audit Committee Charter which was filed as an exhibit to our Annual Report on Form 10-K, filed with the Securities and Exchange Commission on December 22, 2008.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

We do not have a nominating and corporate governance committee. Our board of directors performed the functions associated with a nominating committee. Generally, nominees for directors are identified and suggested by the members of our board of directors or management using their business networks and all of our director nominees were nominated for a seat on the board of directors based on prior service as directors to our company. Our board of directors has not retained any executive search firms or other third parties to identify or evaluate director candidates in the past and does not intend to in the near future. We have elected not to have a nominating committee because we are an exploration stage company with limited operations and resources.

Our board of directors does not have a written policy or charter regarding how director candidates are evaluated or nominated for our board of directors. Additionally, our board of directors has not created particular qualifications or minimum standards that candidates for our board of directors must meet. Instead, our board of directors considers how a candidate could contribute to our business and meet our needs and those of our board of directors. As we are an exploration stage company, our board of directors will not consider candidates for director recommended by our stockholders, and we have received no such candidate recommendations from our stockholders.

COMPENSATION COMMITTEE

Charles El-Moussa is the sole member of our compensation committee. Our sole member of the compensation committee is not independent as defined by Rule
4200(a)(15) of the Nasdaq Marketplace Rules. The purpose of our compensation committee is to oversee our company's compensation and benefit plans, including our compensation and equity-based plans. Our compensation committee also monitors and evaluates matters relating to the compensation and benefits structure of our company and takes other such actions within the scope of the compensation committee charter as our board of directors may assign to the compensation committee from time to time.

The compensation committee acts in accordance with our Compensation Committee Charter which was filed as an exhibit to our annual report on Form 10-K, filed with the Securities and Exchange Commission on December 22, 2008.

DIRECTOR INDEPENDENCE

Our common stock is quoted on the OTC Bulletin Board operated by FINRA (the Financial Industry Regulatory Authority) and on the over-the-counter market operated by Pink OTC Markets Inc., which do not impose any director independence requirements. Under NASDAQ rule 5605(a)(2), a director is not independent if he or she is also an executive officer or employee of the corporation. Using this definition of independent director, we have determined that Charles El-Moussa is not an independent director.

STOCKHOLDER COMMUNICATIONS WITH OUR BOARD OF DIRECTORS

We welcome comments and questions from our stockholders. Our stockholders can direct communications to the Chief Executive Officer of our company, Charles El-Moussa, at Upstream Biosciences Inc., Three Sugar Creek Center, Suite 100, Sugar Land, TX, 77478. While we appreciate all comments and questions from our stockholders, we may not be able to individually respond to all communications.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the SECURITIES EXCHANGE ACT OF 1934 requires our executive officers and directors, and persons who own more than 10% of our common stock, to file initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during year ended September 30, 2011, all filing requirements applicable to our executive officers and directors, and persons who own more than 10% of our common stock were complied with.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

The particulars of compensation paid to the following persons:

     (a) all individuals serving as our principal executive officer during the year ended September 30, 2011;

     (b) each of our two most highly compensated executive officers other than our principal executive officer who were serving as executive officers at September 30, 2011 who had total compensation exceeding $100,000; and

     (c) up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at September 30, 2011,

who we will collectively refer to as the named executive officers, for the years ended September 30, 2011 and 2010 are set out in the following summary compensation table:

 Name and
 Principal                                                     Stock        Option          All Other
 Position                    Year    Salary($)    Bonus($)    Awards($)    Awards($)(1)   Compensation($)   Totals($)
 --------                    ----    ---------    --------    ---------    ---------      ---------------   ---------
Charles El-Moussa (1)        2011      N/A          N/A         N/A          N/A               N/A             N/A
Chief Executive Officer,     2010      N/A          N/A         N/A          N/A               N/A             N/A
Chief Financial Officer,
President, Secretary,
Treasurer and Director

Mike McFarland (2)           2011      Nil          Nil         Nil          Nil               Nil             Nil
Former Chief Executive       2010      Nil          Nil         Nil          Nil               Nil             Nil
Officer, Chief Financial
Officer, President,
Secretary, Treasurer and
Director

Joel L. Bellenson (3)        2011      N/A          N/A         N/A          N/A               N/A             N/A
Former Chief Executive       2010      Nil          Nil         Nil          Nil               Nil             Nil
Officer, Chief Financial
Officer and Director

Dexster L. Smith (4)         2011      N/A          N/A         N/A          N/A               N/A             N/A
Former President and         2010      Nil          Nil         Nil          Nil               Nil             Nil
Director

NOTES
----------
(1) Charles El-Moussa was appointed as chief executive officer, chief financial officer, president, secretary, treasurer and a director of our company on February 15, 2012.
(2) Mike McFarland was the chief executive officer, chief financial officer, president, secretary, treasurer and a director of our company from December 14, 2009 until February 15, 2012.
(3) Joel Bellenson was appointed director and chief executive officer of our company on March 1, 2006 and the chief financial officer on August 28, 2009. Mr. Bellenson resigned as an officer and director on December 14, 2009.
(4) Dexster Smith was the president and a director of our company from March 1, 2006 until December 14, 2009.

COMPENSATION FOR EXECUTIVE OFFICERS AND DIRECTORS

Our compensation program for our executive officers is administered and reviewed by our board of directors and the Compensation Committee. Historically, executive compensation consists of a combination of base salary and bonuses. Individual compensation levels are designed to reflect individual responsibilities, performance and experience, as well as the performance of our company. The determination of discretionary bonuses is based on various factors, including implementation of our business plan, acquisition of assets, development of corporate opportunities and completion of financing. The objectives of our compensation program are to retain and offer an incentive to current management, and to carry out our compensation related policies as per our Compensation Committee Charter.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END OF NAMED EXECUTIVE OFFICERS

The following table sets forth for each named executive officer certain information concerning the outstanding equity awards as of September 30, 2011:

                                      Option Awards                                              Stock Awards
          --------------------------------------------------------------------      -----------------------------------------
                                                                                                                    Equity
                                                                                                                  Incentive
                                                                                                      Equity         Plan
                                                                                                     Incentive      Awards:
                                                                                                       Plan        Market or
                                                                                                      Awards:       Payout
                                                                                                     Number of     Value of
                                                                       Number                        Unearned      Unearned
                                                                         of            Market        Shares,        Shares,
            Number of         Number of                                Shares         Value of       Units or      Units or
           Securities        Securities                               or Units       Shares or        Other          Other
           Underlying        Underlying                               of Stock        Units of        Rights        Rights
           Unexercised       Unexercised        Option     Option       That         Stock That        That          That
            Options            Options         Exercise  Expiration   Have Not        Have Not       Have Not       Have Not
Name       Exercisable       Unexercisable      Price       Date       Vested          Vested         Vested        Vested
----       -----------       -------------      -----       ----       ------          ------         ------        ------
Charles        N/A               N/A             N/A        N/A          N/A            N/A            N/A            N/A
El-Moussa(1)
Chief
Executive
Officer,
Chief
Financial
Officer,
President,
Secretary,
Treasurer and
Director

Mike            Nil              Nil             Nil         Nil         Nil            Nil           Nil            Nil
McFarland(2)
Former Chief
Executive
Officer,
Chief
Financial
Officer,
President,
Secretary,
Treasurer and
Director

NOTES
----------
(1) Charles El-Moussa was appointed as chief executive officer, chief financial officer, president, secretary, treasurer and a director of our company on February 15, 2012.
(2) Mike McFarland was the chief executive officer, chief financial officer, president, secretary, treasurer and a director of our company from December 14, 2009 until February 15, 2012.

DIRECTOR COMPENSATION

The following table sets forth for each director certain information concerning his compensation for the year ended September 30, 2011.

                                                                           Change in
                                                                            Pension
                                                                           Value and
                   Fees                                   Non-Equity      Nonqualified
                  Earned                                  Incentive         Deferred
                 Paid in      Stock        Option           Plan          Compensation      All Other
    Name         Cash($)     Awards($)(1) Awards($)(2)  Compensation($)    Earnings($)    Compensation($)   Total($)
    ----         -------     ---------    ---------     ---------------    -----------    ---------------   --------

Charles
El-Moussa(1)      N/A          N/A           N/A             N/A              N/A              N/A            N/A
Chief Executive
Officer, Chief
Financial Officer,
President,
Secretary,
Treasurer and
Director

Mike
McFarland(2)      Nil          Nil           Nil             Nil              Nil              Nil            Nil
Former Chief
Executive Officer,
Chief Financial
Officer, President,
Secretary,
Treasurer and
Director

NOTES
----------
(1) Charles El-Moussa was appointed as chief executive officer, chief financial officer, president, secretary, treasurer and a director of our company on February 15, 2012.
(2) Mike McFarland was the chief executive officer, chief financial officer, president, secretary, treasurer and a director of our company from December 14, 2009 until February 15, 2012.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END OF DIRECTORS

                                                                                                        Equity
                                                                                                       Incentive
                                                                                           Equity        Plan
                                                                                          Incentive     Awards:
                                                                                            Plan       Market or
                                                                                           Awards:      Payout
                                                                                          Number of    Value of
                                                                 Number                   Unearned     Unearned
                                                                   of          Market      Shares,      Shares,
            Number of      Number of                            Shares       Value of    Units or     Units or
           Securities     Securities                            or Units     Shares or     Other         Other
           Underlying     Underlying                            of Stock      Units of     Rights       Rights
           Unexercised    Unexercised     Option     Option       That       Stock That     That         That
            Options         Options      Exercise  Expiration   Have Not      Have Not    Have Not     Have Not
Name      Exercisable    Unexercisable    Price       Date       Vested        Vested       Vested       Vested
----      -------------- --------------   -----       ----      ---------     ---------   ---------    ---------
Charles        N/A            N/A          N/A         N/A        N/A           N/A          N/A          N/A
El-Moussa(1)
Chief Executive
Officer, Chief
Financial
Officer,
President,
Secretary,
Treasurer and
Director

Mike           Nil           Nil           Nil          Nil       Nil           Nil          Nil          Nil
McFarland(2)
Former Chief
Executive
Officer,
Chief Financial
Officer,
President,
Secretary,
Treasurer and
Director

NOTES
----------
(1) Charles El-Moussa was appointed as chief executive officer, chief financial officer, president, secretary, treasurer and a director of our company on February 15, 2012.
(2) Mike McFarland was the chief executive officer, chief financial officer, president, secretary, treasurer and a director of our company from December 14, 2009 until February 15, 2012.

TRANSACTIONS WITH RELATED PERSONS

Other than as disclosed below, there has been no transaction, since October 1, 2010, or currently proposed transaction, in which our company was or is to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any of the following persons had or will have a direct or indirect material interest:

     (i)  Any director or executive officer of our company;

     (ii) Any beneficial owner of shares carrying more than 5% of the voting rights attached to our outstanding shares of common stock;

     (iii)Any person who acquired control of our company when it was a shell company or any person that is part of a group, consisting of two or more persons that agreed to act together for the purpose of acquiring, holding, voting or disposing of our common stock, that acquired control of Manas Petroleum Corporation when it was a shell company; and

     (iv) Any immediate family member (including spouse, parents, children, siblings and in-laws) of any of the foregoing persons.

As at September 30, 2011, we owed $35,000 (2010 - $nil) to our former sole director and officer of the Company. The balance relates to a loan advances during the year and is unsecured, does not bear interest and is due on demand.

EQUITY COMPENSATION PLAN INFORMATION

In March 2007, our company approved and adopted a stock option plan authorizing the issuance of up to 5,000,000 shares of common stock upon exercise of the options granted pursuant to the stock option plan. The purpose of the stock option plan is to attract and retain the best available personnel and to provide incentives to employees, officers, directors and consultants, all in an effort to promote the success of our company. Under the plan, our employees, directors, officers, consultants and advisors are eligible to receive a grant of our shares, provided however that bona fide services are rendered by consultants or advisors and such services are not in connection with the offer or sale of securities in a capital-raising transaction.

The following table provides a summary of the number of stock options granted under the stock option plan, the weighted average exercise price and the number of stock options remaining available for issuance under the stock option plan, all as at September 30, 2011:

                                Number of Securities to be                                           Number of Securities
                                 Issued Upon Exercise of         Weighted-Average Exercise         Remaining Available for
                                   Outstanding Options,        Price of Outstanding Options,       Future Issuance Under
                                   Warrants and Rights             Warrants and Rights           Equity Compensation Plans
                                   -------------------             -------------------           -------------------------
Equity compensation plans not           800,000                           $1.02                          4,200,000
approved by security holders

Equity compensation plans approved          Nil                             Nil                                Nil
by security holders

                                   PROPOSAL 2
          RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

Our board of directors is asking our stockholders to ratify the appointment of Dale Matheson Carr-Hilton LaBonte LLP as our independent registered public accounting firm. Even if the appointment is ratified, our board of directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if our board of directors determines that such a change would be in the best interest of our company and our stockholders.

Unless otherwise directed, the proxy holder will vote the proxies received by him for the ratification of the appointment of Dale Matheson Carr-Hilton LaBonte LLP as our independent registered public accounting firm.

Our board of directors recommends that you vote FOR the ratification of the appointment of Dale Matheson Carr-Hilton LaBonte LLP as our independent registered public accounting firm.

FEES PAID TO OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table sets forth the fees billed to our company for professional services rendered by Dale Matheson Carr-Hilton LaBonte LLP, our independent registered public accounting firm, for the years ended September 30, 2011 and 2010:

                                                        2011               2010
                                                       ------             ------
                                                        USD$               USD$

Audit Fees and Audit Related Fees                      12,500             20,000
Tax-Fees                                               12,500                Nil
Other Fees                                                Nil                Nil
                                                       ------             ------

TOTAL FEES                                             25,000             20,000
                                                       ======             ======

PRE-APPROVAL POLICIES AND PROCEDURES WITH RESPECT TO SERVICES PERFORMED BY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

Before Dale Matheson Carr-Hilton LaBonte LLP was engaged by us to render any auditing or permitted non-audit related service, our board of directors approved the engagement.

Our board of directors has considered the nature and amount of fees billed by Dale Matheson Carr-Hilton LaBonte LLP and believe that the provision of services for activities unrelated to the audit was compatible with maintaining Dale Matheson Carr-Hilton LaBonte LLP's independence.

                                   PROPOSAL 3
                   APPROVAL TO EFFECT A 35-FOR-1 REVERSE SPLIT
                          OF SHARES OF OUR COMMON STOCK

GENERAL

The purpose of this proposal is to approve a35-for-1 reverse split (the "REVERSE SPLIT") of shares of our outstanding common stock without a change in par value of $0.001 per share and with any resulting fractional share being rounded up to the next whole share at the effective date and time which our board of directors determines. The number of authorized shares of common stock will not change as a result of the Reverse Split, if effected.

Our board of directors believes that by reducing the number of shares of our common stock outstanding through the Reverse Split, the per share price of our common stock will, upon such reduction, proportionately increase. Our board of directors also believes that a higher per share trading price may be more appealing to institutional investors, institutional funds and brokers, and thereby result in greater liquidity for stockholders and lower trading costs.

Our board of directors also believes that the additional available authorized shares of common stock that would result from a reverse split may facilitate future capital raising needs and acquisitions of companies or assets. In addition to focusing on the growth of our current business, our board of directors intends, as part of our business plan, to evaluate opportunities for growth through the acquisition of companies. We may, from time to time, evaluate financing transactions involving the sale of our common stock or securities convertible into shares of our common stock. While we constantly evaluate the market for opportunities, there are no current proposals or agreements written or otherwise, at this time to issue any of the additional available authorized shares of common stock that would result from the Reverse Split.

PURPOSES OF THE PROPOSED REVERSE SPLIT

Our board of directors believes that a reverse split may enhance the acceptability of our common stock by the financial community and the investing public, and consequently improve the liquidity of our common stock. The expected increased price level may encourage interest and trading in our common stock by institutional investors and funds that may be disinclined or prohibited from purchasing lower priced stocks. Additionally, a variety of policies and practices of broker-dealers discourage individual brokers from dealing in lower priced stocks, and brokers may be more inclined to transact in our shares if they trade at a higher per share price. In addition, the transaction costs (commissions, markups or markdowns) of lower priced stocks tend to represent a higher percentage of total share value than higher priced stocks, which can discourage ownership of lower priced stocks by both institutional and retail investors.

We cannot assure you that all or any of the anticipated beneficial effects on the trading market for our common stock will occur. Our board of directors cannot predict with certainty what effect the Reverse Split will have on the market price of our common stock, particularly over the longer term. Some investors may view a reverse split negatively, which could result in a decrease in our market capitalization. Additionally, any improvement in liquidity due to increased institutional or brokerage interest or lower trading commissions may be offset by the lower number of outstanding shares.

HOW A REVERSE SPLIT WILL AFFECT STOCKHOLDERS

The Reverse Split, if approved, will affect all of our stockholders uniformly and will not affect any stockholders percentage ownership interests or proportionate voting power in our company, except to the extent that the result of the Reverse Split results in any of our stockholders owning a fractional share. If this occurs, the fractional shares will be rounded up to the next whole share. The common stock issued pursuant to the Reverse Split will remain fully paid and non-assessable.

The principal effect of the Reverse Split will be that the number of shares of our common stock issued and outstanding will be reduced as follows (without taking into account the effect, if any, of rounding up any fractional shares created by the Reverse Split to the next whole share):

     # of Shares Outstanding                     # of Shares Outstanding
        Pre-Reverse Split                     Post-Reverse Split (approximate)
        -----------------                     --------------------------------
           __________                                  ___________

As such, and for purposes of illustration only, each stockholder holding 35 shares of our common stock (par value $0.001 per share) immediately prior to the Reverse Split taking effect will become a holder of 1 share of our common stock (par value $0.001 per share) after the Reverse Split is effective.

The Reverse Split is not part of any plan or proposal to take our company private.

EFFECTIVE INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

The Reverse Split, if approved, would not change the number of authorized shares of our common stock, which is 500,000,000 shares of common stock with a par value of $0.001 and 20,000,000 preferred shares with a par value of $0.001, under our articles of incorporation. Therefore, because the number of issued and outstanding shares of our common stock would decrease, the number of shares remaining available for issuance would increase. As explained in more detail below, these additional shares of common stock would be available for issuance from time to time for corporate purposes such as acquisitions of companies or assets, sales of stock or securities convertible into common stock and raising additional capital. We believe that the availability of the additional shares will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. We have no plans, proposals or arrangements, written or otherwise, at this time, to issue any of the additional available authorized shares of common stock that would result from a reverse split.

The increased reserve of shares available for issuance would give us the flexibility of using common stock to raise capital and/or as consideration in acquiring other businesses. We are continuously seeking opportunities to add more expertise and proprietary products and services to further enhance our core capabilities through additional acquisitions of technologies or businesses. Such acquisitions may be effected using shares of common stock or other securities convertible into common stock and/or by using capital that may need to be raised by selling such securities. The current number of available authorized shares of common stock could limit our ability to effect acquisitions of businesses using shares of our common stock or issuing shares to raise capital to fund such acquisitions or for other purposes.

The increased reserve of shares available for issuance may also be used to facilitate public or private financings. We may need to, among other things, issue and sell unregistered common stock, or securities convertible into common stock, in private transactions. We have no plans or agreements in place for any financing at this time. Such transactions might not be available on terms favorable to us, or at all. We may sell common stock at prices less than the public trading price of the common stock at the time, and we may grant additional contractual rights to purchase not available to other holders of common stock, such as warrants to purchase additional shares of common stock or anti-dilution protections.

In addition, the increased reserve of shares available for issuance may be used for our equity incentive plan for grants to directors, officers, employees, or consultants.

The flexibility of our company to issue additional shares of common stock could also enhance our ability to negotiate on behalf of our stockholders in a takeover situation. The authorized but unissued shares of common stock could be used by us to discourage, delay or make more difficult a change in the control of our company. For example, such shares could be privately placed with purchasers who might align themselves with our board of directors in opposing a hostile takeover bid. The issuance of additional shares could serve to dilute the stock ownership of persons seeking to obtain control and thereby increase the cost of acquiring a given percentage of the outstanding stock. Stockholders should therefore be aware that approval of the Reverse Split could facilitate future efforts by our board of directors to deter or prevent changes in control of our company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

The availability of additional shares of common stock is particularly important in the event that our board of directors needs to undertake any of the foregoing actions on an expedited basis and therefore needs to avoid the time (and expense) of seeking stockholder approval in connection with the contemplated action. If the Reverse Split is approved by the stockholders and is effected, our board of directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of common stock, except as may be required by applicable law.

If the Reverse Split is approved, the additional authorized but unissued shares of common stock may generally be issued from time to time for such proper corporate purposes as may be determined by our board of directors, without further action or authorization by our stockholders, except for some limited circumstances where stockholder approval is required by law.

The possible future issuance of shares of equity securities consisting of common stock or securities convertible into common stock could affect our current stockholders in a number of ways, including the following:

     *    diluting the voting power of the current holders of common stock;
     * diluting the market price of the common stock, to the extent that the shares of common stock are issued and sold at prices below current trading prices of the common stock, or if the issuance consists of equity securities convertible into common stock, to the extent that the securities provide for the conversion into common stock at prices that could be below current trading prices of the common stock;
     * diluting the earnings per share and book value per share of the outstanding shares of common stock; and
     * making the payment of dividends on common stock potentially more expensive.

EFFECT ON REGISTRATION OF COMMON STOCK UNDER THE SECURITIES EXCHANGE ACT OF 1934

Our common stock is currently registered under the Securities Exchange Act of 1934. A reverse split would not affect the registration of our common stock under the Securities Exchange Act of 1934. After the Reverse Split, our common stock would continue to be quoted on the Financial Industry Regulatory Authority's Over-the-Counter Bulletin Board market. However, we anticipate that our stock symbol may change with the effectiveness of the Reverse Split.

EFFECT ON VOTING RIGHTS OF, AND DIVIDENDS ON, COMMON STOCK

Proportionate voting rights and other rights of the holders of common stock would not be affected by the Reverse Split. The percentage of outstanding shares owned by each stockholder prior to the split will remain the same, except for adjustment as a consequence of rounding up any fractional shares created by the Reverse Split to the next whole share, which is discussed in more detail under "Fractional Shares," below. For example, generally, a holder of two percent of the voting power of the outstanding shares of common stock immediately prior to the effective time of the Reverse Split would continue to hold two percent of the voting power of the outstanding shares of common stock after the Reverse Split.

We have not declared any dividends and we do not plan to declare any dividends in the foreseeable future. Therefore, we do not believe that the Reverse Split would have any effect with respect to future distributions, if any, to our stockholders.

EFFECT ON BENEFICIAL STOCKHOLDERS

Upon the Reverse Split, we intend to treat stockholders holding stock in "street name," through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Split for their beneficial holders, holding the stock in "street name." However, such banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Split. If you hold your shares with such a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your nominee.

EFFECT ON REGISTERED CERTIFICATED SHARES

If you hold any of your shares in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective date of the Reverse Split. The letter of transmittal will contain instructions on how to surrender your certificate(s) representing your pre-reverse split shares to the transfer agent. Any request for new certificates into a name different from that of the registered holder will be subject to normal stock transfer requirements and fees, including proper endorsement and signature guarantee, if required. Any old shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for new shares.

STOCKHOLDERS SHOULD NOT DESTROY ANY CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNLESS REQUESTED TO DO SO.

INCREASED TRANSACTION COSTS

The number of shares held by each individual stockholder will be reduced if the Reverse Split is implemented. This will increase the number of stockholders who hold less than a "round lot," or 100 shares. Typically, the transaction costs to stockholders selling "odd lots" are higher on a per share basis. Consequently, the Reverse Split could increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their position.

EFFECT ON LIQUIDITY

The decrease in the number of shares of our common stock outstanding as a consequence of the Reverse Split may decrease the liquidity in our common stock if the anticipated beneficial effects on the trading market for our common stock do not occur. See "Purposes of the Proposed Reverse Split," above.

POTENTIAL ANTI-TAKEOVER EFFECT

If the Reverse Split is approved, the increased proportion of authorized but unissued shares of our common stock to issued and outstanding shares thereof could, under certain circumstances, have an anti-takeover effect. For example, such a change could permit future issuances of our common stock that would dilute the stock ownership of a person seeking to effect a change in composition of our board of directors or contemplating a tender offer or other transaction for the combination of our company with another entity. The Reverse Split, however, is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or to obtain control of us.

FRACTIONAL SHARES

Each share of our common stock issued and outstanding immediately prior to effective time of the Reverse Split, will be, automatically and without any action on the part of our stockholders, converted into and reconstituted into a fraction of a share of our common stock. However, we will not cash-out any of our stockholders as a result of the Reverse Split. In the event the Reverse Split results in a fractional share, we will round up and issue a whole share to the affected stockholder.

IMPACT ON OPTIONS, WARRANTS AND CONVERTIBLE SECURITIES

If the Reverse Split is approved, the number of shares of our common stock that may be issued upon the exercise of conversion rights held by holders of other securities convertible into our common stock will be reduced proportionately based upon the Reverse Split ratio. Proportionate adjustments will also be made to the per-share exercise price and the number of shares of our common stock issuable upon the exercise of all outstanding options and warrants entitling the holders to purchase shares of our common stock.

EFFECTIVE DATE OF THE REVERSE SPLIT

If the Reverse Split is approved by our stockholders, it will be effective at the time and date which our board of directors determines. Beginning on the effective time and date, each certificate representing pre-reverse split shares will be deemed for all corporate purposes to evidence ownership of post-reverse split shares.

ACCOUNTING AND TAX CONSEQUENCES

The par value of our common stock would remain unchanged at $0.001 per share after the Reverse Split. However, the common stock as designated on our balance sheet would be adjusted downward in respect of the shares of the new common stock to be issued in the Reverse Split such that the common stock would become an amount equal to the aggregate par value of the shares of new common stock being issued in the Reverse Split, and that the additional paid in capital as designated on our balance sheet would be increased by an amount equal to the amount by which the common stock was decreased. Additionally, net income (loss) per share would increase proportionately as a result of the Reverse Split since there will be a lower number of shares outstanding.

EACH STOCKHOLDER IS URGED TO CONSULT WITH SUCH STOCKHOLDER'S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE SPLIT.

NO APPRAISAL RIGHTS

Neither Nevada law nor our articles of incorporation or bylaws provide our stockholders with dissenters' or appraisal rights in connection with the Reverse Split.

REQUIRED VOTE

Approval of a reverse split without corresponding decrease in the number of authorized shares of common stock requires the affirmative vote of the holders of a majority of the outstanding shares of common stock. As a result, abstentions and broker non-votes will have the same effect as negative votes.

BOARD OF DIRECTORS RECOMMENDATION

Our board of directors recommends that our stockholders give their "CONSENT" to the Reverse Split.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of September 7, 2012, there were 69,112,065 shares of our common stock outstanding. The following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of that date by (i) our directors and executive officers and (ii) persons known to us to beneficially own more than 5% of our common stock.

                   Name and Address           Number of Shares      Percentage
Title of Class    of Beneficial Owner      Beneficially Owned(1)    of Class(2)
--------------    -------------------      ---------------------    -----------

                              DIRECTOR AND OFFICER

Common Stock      Charles El-Moussa              35,000,000            50.6%
                  Three Sugar Creek Center
                  Sugar Land, TX  77478

COMMON STOCK      DIRECTORS AND OFFICERS         35,000,000            50.6%
                  AS A GROUP

                        SHAREHOLDERS HOLDING MORE THAN 5%

Common Stock      Mike  McFarland                 6,800,000             9.8%
                  71099, 198 - 8060 Silver
                  Spring Blvd.
                  Calgary, AB

Common Stock      Shareholders holding more       6,800,000             9.8%
                  than 5%

----------
(1) Beneficial ownership is determined in accordance with the rules of the Securities Exchange Commission and generally includes voting or investment power with respect to securities. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.
(2) Percentage based on 69,112,065 shares of common stock outstanding on September 7, 2012.

CHANGE IN CONTROL

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change of control of our company.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No person who has been a director or executive officer of our company at any time since the beginning of our fiscal year ended September 30, 2011 and no associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holding or otherwise, in any matter to be acted upon.

                              STOCKHOLDER PROPOSALS

The deadline for submitting stockholder proposals for inclusion in our proxy statement and form of proxy for the next annual meeting of stockholders is a reasonable time before we begin to print and send our proxy materials. Proposals received after such time will be considered untimely. In addition, the acceptance of such proposals is subject to the Securities and Exchange Commission guidelines.

                         HOUSEHOLDING OF PROXY MATERIALS

The Securities and Exchange Commission permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as "householding", potentially provides extra conveniences for stockholders and cost savings for companies.

Although we do not intend to household for our stockholders of record, some brokers household our proxy materials, delivering a single set of proxy materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate set of proxy materials, or if you are receiving multiple sets of proxy materials and wish to receive only one, please notify your broker. Stockholders who currently receive multiple sets of the proxy materials at their address and would like to request "householding" of their communications should contact their broker.

                       WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and in accordance with that act, we file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F. Street NE, Washington, DC 20549 or may be accessed at www.sec.gov.

                                    By Order of the Board of Directors


                                    /s/ Charles El-Moussa
                                    --------------------------------------------
                                    Charles El-Moussa
                                    President, Secretary, Treasurer and Director
                                    _____________ , 2012

                            WRITTEN CONSENT SOLICITED

                       ON BEHALF OF THE BOARD OF DIRECTORS

                          OF UPSTREAM BIOSCIENCES INC.

THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. WHEN PROPERLY EXECUTED, THIS CONSENT WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED.

The undersigned, without the formality of convening a meeting, does hereby consent with respect to all of shares of common stock of Upstream Biosciences Inc. held by the undersigned to the adoption of the proposals set forth below:

Proposal                                       For        Against       Abstain
--------                                       ---        -------       -------
To appoint Charles El-Moussa as a
director of our company                        [ ]          [ ]           [ ]

To ratify and approve the appointment
of Dale Matheson Carr-Hilton LaBonte LLP
as our independent registered public
accounting firm                                [ ]          [ ]           [ ]

To approve the 35-for-1 reverse split
of shares of outstanding common stock of
Upstream  Bioscience Inc. without a
change in par value of $0.001 per share
and with any resulting fractional share
being rounded up to the next whole share
at the effective date and time which the
board of directors of Upstream
Biosciences Inc. determines.                   [ ]          [ ]           [ ]

  THE BOARD OF DIRECTORS OF OUR COMPANY RECOMMENDS A VOTE "FOR" THE PROPOSALS.

The undersigned represents that the undersigned owns the following number of shares of common stock of Upstream Biosciences Inc. (please insert number):
__________________________.

Please sign exactly as the name or names appear on your stock certificate(s). If the shares are issued in the names of two or more persons, all such persons should sign the consent form. A consent executed by a corporation should be signed in its name by its authorized officers. Executors, administrators, trustees, and partners should indicate their titles when signing.

                                  Date:
                                        ----------------------------------------
            Stockholder Name (printed):
                                        ----------------------------------------

                             Signature:
                                        ----------------------------------------
                 Title (if applicable):
                                        ----------------------------------------

           Signature (if held jointly):
                                        ----------------------------------------
                 Title (if applicable):
                                        ----------------------------------------

    IMPORTANT: PLEASE COMPLETE, SIGN, AND DATE YOUR WRITTEN CONSENT PROMPTLY
                               AND RETURN IT TO:

                            Upstream Biosciences Inc.
                       Three Sugar Creek Center, Suite 100
                              Sugar Land, TX 77478